Rule 497(e)

Registration Nos. 333-125751 and 811-21774

FIRST TRUST EXCHANGE-TRADED FUND
(the “Trust”)

FIRST TRUST NASDAQ-100 EQUAL WEIGHTED INDEX FUND
FIRST TRUST NASDAQ-100-TECHNOLOGY SECTOR INDEX FUND
FIRST TRUST NASDAQ-100 EX-TECHNOLOGY SECTOR INDEX FUND
FIRST TRUST NASDAQ® CLEAN EDGE® GREEN ENERGY INDEX FUND
FIRST TRUST WATER ETF
FIRST TRUST NATURAL GAS ETF
FIRST TRUST NASDAQ® ABA COMMUNITY BANK INDEX FUND
(each a “Fund” and collectively, the “Funds”)

SUPPLEMENT TO THE FUNDS’ PROSPECTUS

DATED MARCH 20, 2020

Notwithstanding anything to the contrary in the Funds’ Prospectus, the Funds’ Index Provider has announced that, due to current market conditions, the March 2020 scheduled rebalance and reconstitution of each Fund’s Index has been canceled. This means that securities will not be bought, sold or reweighted pursuant to a Fund’s stated Index methodology until the Index’s next scheduled rebalance and reconstitution in June 2020. During this delay, it is possible that an Index and, in turn, a Fund will deviate from its stated Index methodology and therefore experience returns different than those that would have been achieved under a normal rebalance and reconstitution schedule.

PLEASE KEEP THIS SUPPLEMENT WITH YOUR FUND’S PROSPECTUS FOR FUTURE REFERENCE